                                                                    EXHIBIT 10.9
                     NON-DISTURBANCE AGREEMENT AND CONSENT
                                  OF MANAGER
                                  ----------

          THIS NON-DISTURBANCE AGREEMENT AND CONSENT OF MANAGER (this "Agreement") is made as of the 28/th /day of September, 2001, by APPLE
 ---------
HOSPITALITY MANAGEMENT, INC., a Virginia corporation ("Lessee"), the lessee
                                                       ------
under the Lease (as defined herein), having an address c/o Apple Hospitality Two, Inc., 10 South Third Street, Richmond, Virginia 23219, and RESIDENCE INN III LLC, a Delaware limited liability company ("Owner"), the borrower under the
                                                -----
Loan (as defined herein), having an address c/o Apple Hospitality Two, Inc., 10 South Third Street, Richmond, Virginia 23219, to WELLS FARGO BANK MINNESOTA, N.A., AS TRUSTEE FOR THE REGISTERED CERTIFICATEHOLDERS OF BANC OF AMERICA COMMERCIAL MORTGAGE INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-2, having an address at c/o Bank of America, N.A. Capital Markets Servicing Group, Mail Code: CA9-703-26-10, P.O. Box 3609, Los Angeles, California 90051 (together with its successors and/or assigns, the "Lender"), and is consented
                                                   ------
and agreed to by RESIDENCE INN BY MARRIOTT, INC., having its principal place of business at c/o Marriott International, Inc., 10400 Fernwood Road, Bethesda, Maryland 20817 ("Manager").
                 -------

                                   RECITALS:

          I. Owner by that certain promissory note, of even date herewith and given to Bank of America, N.A. (the rights of which have been assigned to Lender), in the principal amount of $55,588,000.00 (together with all extensions, renewals, modifications, substitutions and amendments thereof, the "Note"), is indebted to Lender for a loan advanced pursuant to the Loan
 ----
Agreement dated December 29, 1999, between Owner and Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, the "Loan Agreement") (the indebtedness evidenced by the Note, together with such
 --------------
interest accrued thereon, shall collectively be referred to as the "Loan").
                                                                    ----

          II. The Loan is secured by, among other things, Fee and Leasehold Deeds of Trust, Deed to Secure Debt and Mortgages, Assignment of Leases and Rents and Security Agreement (each individually referred to herein as a "Security Instrument" and collectively, as the "Security Instruments"), dated
 -------------------                            --------------------
December 29, 1999, which grant Lender a first lien on the property encumbered thereby (each, a "Property" and collectively, the "Properties") (the Note, the
                  --------                         ----------
Loan Agreement, the Security Instruments, this Assignment and any of the other documents evidencing or securing the Loan are collectively referred to herein as the "Loan Documents").
     --------------

          III. Owner, as lessor, and Lessee, as lessee, have entered into that certain Master Hotel Lease Agreement (the "Lease") dated as of September __,
                                           -----
2001, pursuant to the terms of which Owner has leased the Properties to Lessee.

          IV. Pursuant to, and subject to the terms of, that certain Consent, Assignment and Assumption of Management Agreement ("Consent, Assignment and
                                                    -----------------------
Assumption of
-------------

Management Agreement") dated as of September __, 2001, Owner assigned all of its
--------------------
interests in, and obligations under, that certain Management Agreement dated December 29, 1999, between Owner and Manager ("Prior Management Agreement")
                                               --------------------------
to Lessee, and Manager consented to such assignment subject to the terms of such Consent, Assignment and Assumption of Management Agreement. Thereafter, Lessee and Manager entered into that certain Amended and Restated Management Agreement, which is dated as of September __, 2001 as amended, modified, renewed, extended or substituted from time to time, the "Management Agreement"),
                                                         --------------------
a true and correct copy of which Management Agreement is attached hereto as Exhibit A, and in connection therewith, Lessee, Lessor and Manager have entered
---------
into that certain Owner Agreement of even date thereof. Pursuant to the terms of the Management Agreement, Lessee has employed Manager exclusively to, as of the effective date, supervise, direct and control the management and operation of the Properties and Manager is entitled to certain base and incentive management fees (the "Management Fees") thereunder.
           ---------------

          V. Lender requires that Lessee assign the Management Agreement to Lender and that Manager consent to the Loan and agree with Lender, Owner and Lessee as to certain matters more particularly described herein.

                                   AGREEMENT

          For good and valuable consideration the parties hereto agree as follows:

          1.  Assignment of Management Agreement.  As additional collateral
              ----------------------------------
security for the Loan, Lessee hereby conditionally transfers, sets over and assigns to Lender all of Lessee's right, title and interest in and to the Management Agreement, said transfer and assignment to automatically become a present, unconditional assignment, at Lender's option, upon the occurrence and during the continuation of an Event of Default (as hereinafter defined), and the failure of Lessee to cure such default within any applicable grace period. Upon written notification by Lender or Lender's nominee to Manager, all portions of the rents, security deposits, issues, proceeds, profits and other revenues of the Properties collected by Manager to which Lessee or Owner is entitled pursuant to the terms of the Management Agreement shall be applied in accordance with Lender's written directions to Manager. Lessee and Owner hereby expressly consent to the actions contemplated in the foregoing sentence.

          As used in this Agreement, "Event of Default" shall mean an event of a default by Owner (continuing beyond any applicable grace period) under the Note, any Security Instrument, the Loan Agreement or any of the other Loan Documents.

          2.  Manager's Consent to Assignment.  Manager hereby acknowledges and
              -------------------------------
agrees that (i) Manager hereby consents to the assignment of Lessee's interest in the Management Agreement by Lessee to Lender as additional security for the Loan, and (ii) notwithstanding anything to the contrary contained in the Management Agreement, (A) no such consent shall be required for the assignment and transfer of the Management Agreement to Lender or its nominee in connection with a Foreclosure and (B) Manager will not unreasonably withhold, condition or delay its consent to the purchase by an entity other than Lender ("Successor
                                                                   ---------
Owner") at a sale by Lender or its nominee subsequent to such Foreclosure,
-----
provided that in the case of both (A) and (B) that any assignee or Successor Owner satisfies the requirements set forth in Section 18.01(A)(2) of the Management Agreement.

          3.   Subordination of Management Agreement; Non-Disturbance.  The
               ------------------------------------------------------
Management Agreement as the same may hereafter be modified, amended or extended, and all of Manager's right, title and interest in and to the Properties, are and shall be subject and subordinate to the Security Instruments and the liens thereof, to all the terms, conditions and provisions of the Security Instruments and to each and every advance made or hereafter made under the Security Instruments, and to all renewals, modifications, consolidations, replacements, substitutions and extensions of the Security Instruments (provided that there is no increase in the principal amount of the Note set forth in the Recitals of this Agreement), so that at all times the Security Instruments shall be and remain a lien on the Properties prior and superior to the Management Agreement for all purposes; provided, however, (i) Lender shall not join Manager as a
                  --------  -------
party defendant in any Foreclosure action or proceeding which may be instituted or taken by Lender under the Security Instruments by reason of any default thereunder, unless such joinder is necessary to foreclose the Security Instruments and then only for such purpose and not for the purpose of terminating the Management Agreement, (ii) Manager's estate under and right to manage the Properties pursuant to the Management Agreement shall not be terminated or disturbed, (except in accordance with the terms of the Management Agreement), (iii) any Successor Owner shall recognize Manager's rights under the Management Agreement, and (iv) other than as set forth herein, none of Manager's rights under the Management Agreement shall be affected in any way be reason of any default under the Security Instruments.

          As used in this Section 3, the "Foreclosure" shall mean any exercise of the remedies available to the Lender or other holder of the Security Instrument(s), upon a default under the Security Instrument(s), which results in a transfer of title to or possession of the Property(ies). The term "Foreclosure" shall include, without limitation: (i) a transfer by judicial or non-judicial foreclosure; (ii) a transfer by deed in lieu of foreclosure; (iii) the appointment by a court of a receiver to assume possession of the Property;
(iv) a transfer of either ownership or control of the Owner, by exercise of a stock pledge or otherwise; (v) a transfer resulting from an order given in a bankruptcy, reorganization, insolvency or similar proceeding; (vi) if title to the Property is held by a tenant under a ground lease, an assignment of the tenant's interest in such ground lease; or (vii) any similar judicial or non-judicial exercise of the remedies held by the Lender or other holder of the Security Instrument.

          As used in this Section 3, "Successor Owner" shall mean any individual or entity which acquires title to or possession of the Property at or through a Foreclosure (together with any successors or assigns thereof), including, without limitation, (i) Lender, or its nominee, (ii) any purchaser of the Property(ies) from Lender, or any lessee of Property(ies) from Lender, or (iii) any purchaser of the Property(ies) at Foreclosure.

          4.   Termination.  At such time as the Loan is paid in full and the
               -----------
Security Instruments are released or assigned of record, this Agreement and all of Lender's right, title and interest hereunder with respect to the Management Agreement shall terminate.

          5.   Manager Estoppel.  Manager represents and warrants that (a) the
               ----------------
Management Agreement is in full force and effect and has not been modified, amended or assigned by Manager other than pursuant to this Agreement, (b) to the best of Manager's knowledge, Lessee is not in default under any of the terms, covenants or provisions of the Management Agreement and Manager does not know of any event which, but for the passage of time or the giving of notice or both, would constitute an event of default by Lessee under the Management Agreement, (c) Manager has not commenced any action or given or received any notice for the purpose of terminating the Management Agreement prior to its expiration according to the terms of the Management Agreement, and (d) through the close of Accounting Period 9 (as defined in the Management Agreement) of Fiscal Year 2001, the Management Fees and all other sums due and payable to the Manager under the Management Agreement have been paid, with the exception of (i) One Million Four Hundred Seventy-Five Thousand One Hundred Thirty-Five Dollars ($1,475,135) in accrued Contingent Management Fees (as defined in the Management Agreement), which Contingent Management Fees shall be paid to Manager simultaneously with the execution of this Agreement; (ii) Eight Hundred Nine Thousand Two Hundred Eighty Dollars ($809,280) owed to Manager from the Inn's Reserve (as such term is defined in the Management Agreement) for expenses under
Section 7.02(a) of the Management Agreement paid by Manager; (iii) any amounts owed to Manager by Owner under Section 7.03 of the Management Agreement; (iv) Seventy-Eight Thousand One Hundred Four Dollars and Thirty-Seven Cents ($78,104.37) in reimbursements to Manager from the Immediate Repair Escrow Account (as such term is defined in the Loan Agreement); and (v) any other sums due to Manager from the accounts established pursuant to Article VI of the Loan Agreement. Manager also hereby agrees that upon Lender's written request, Manager shall execute an estoppel letter stating whether the foregoing statements are correct.

          6.   Building Estimates.  Manager hereby agrees that any money to be
               ------------------
paid by Borrower to Manager pursuant to the terms of Section 7.03 of the Management Agreement shall only be paid to Manager after Owner's payment of the monthly Qualifying Debt Service (including all monthly escrow deposits required under the Loan Agreement).

          7.   Lessee's and Owner's Covenants.  Lessee and Owner hereby covenant
               ------------------------------
with Lender that during the term of this Agreement: (a) neither Lessee nor Owner shall transfer the responsibility for the management of any Property from Manager to any other person or entity without prior written notification to Lender and the prior written consent of Lender, which consent may be withheld by Lender in Lender's sole discretion; and (b) neither Lessee nor Owner shall terminate or amend any of the terms or provisions of the Management Agreement (other than immaterial or purely administrative amendments) without the prior written consent of Lender, which consent may be withheld by Lender in Lender's sole discretion.

          8.   Release from Liability.  In the event Lender exercises any rights
               ----------------------
pursuant to this Agreement, Owner and Lessee hereby release Lender and Manager from any liability, costs, damages or other obligations of Lender or Manager to Owner or Lessee as a result of such exercise of rights.

          9.   Liability Continued.  If a Successor Owner shall succeed to the
               -------------------
interest of "Lessee" under the Management Agreement, in no event shall Successor Owner have any liability under the Management Agreement prior to the date Successor Owner shall succeed to the interest of "Lessee" under the Management Agreement, nor any liability for claims, offsets or defenses which Manager might have had against Lender as "Lessee" under the Management

Agreement prior to the date Successor Owner shall succeed to the interest of "Lessee" under the Management Agreement (provided, however, that as to the Lender, Lender's personal liability shall at all times be limited to the estate and property of Lender in the Property(ies) for the satisfaction of Manager's remedies for the collection of a judgement (or other judicial process).

          10.  Attornment by Manager.  Owner, Lessee and Manager hereby agree
               ---------------------
that upon conveyance of title to the Property(ies), to the Successor Owner, Manager shall attorn to the Successor Owner and shall continue to perform all of Manager's obligations under the terms of the Management Agreement with respect to the Properties in accordance with the terms of the Management Agreement. Notwithstanding the foregoing, the Manager shall be under no obligation to so attorn unless the Successor Owner (it being acknowledged and agreed by the Lender that such Successor Owner must satisfy the requirements set forth in
Section 18.01(A)(2) of the Management Agreement), within twenty (20) days after the date of Foreclosure, assumes all of the obligations of the "Lessee" under the Management Agreement which arise from and after such date, pursuant to a written assumption agreement which shall be delivered to Manager; provided,
                                                                  --------
however, pursuant to Section 14 hereof and at Lender's option, Manager and
-------
Successor Owner, as applicable, shall terminate the then-existing Management Agreement and enter into a new management agreement in accordance with Section 18.01(A)(2) of the Management Agreement which shall be effective as of the date that Successor Owner obtains title to any applicable Property.

          11.  Intentionally Omitted.
               ---------------------

          12.  Intentionally Omitted.
               ---------------------

          13.  Notice and Opportunity to Cure.
               ------------------------------

               (a) In the event of a default by Lessee in the performance or observance of any of the terms and conditions of the Management Agreement, Manager shall give a duplicate copy (herein referred to as the "First Notice")
                                                                ------------
of any notice to be delivered to Lessee pursuant to the terms of the Management Agreement to Lender in accordance with Section 24 of this Agreement. In addition, in the event that such default is not cured within the applicable cure period under the terms of the Management Agreement, and Manager intends to exercise its remedy of terminating the Management Agreement, Manager shall send a second notice (the "Second Notice") to Lender, in accordance with Section 24
                      -------------
hereof, stating Manager's intention to terminate the Management Agreement. Unless otherwise required by applicable law, Manager shall forebear from taking any action to terminate the Management Agreement for a period of thirty (30) days after the service of the First Notice, and for an additional period of sixty (60) days after the service of the Second Notice (if such Second Notice is required, as set forth above) for a monetary event of default or a non-monetary default which is susceptible to being cured by the Lender and for an additional period of two hundred seventy (270) days after the service of the Second Notice for an event of default of a non-monetary nature which is not susceptible to being cured by the Lender (i.e., the Borrower has become the debtor in a proceeding under the U.S. Bankruptcy Code); provided, however, that during such forbearance period, the Lender must be diligently pursuing its remedies against the Lessee under the Loan Documents.

          (b) No notice given by Manager to Lessee shall be effective as a notice under the terms of the Management Agreement unless the applicable duplicate notice to Lender which is required under subsection (a) of this
Section 13 (either the First Notice or the Second Notice, as the case may be) is given to Lender in accordance with this Agreement. It is understood that any failure by Manager to give such a duplicate notice (either the First Notice or the Second Notice, as the case may be) to Lender shall not be a default by Manager either under this Agreement or under the Management Agreement, but rather shall operate only to void the effectiveness of any such notice by Manager to Lessee under the terms of the Management Agreement.

          (c) Manager agrees to accept performance by Lender with the same force and effect as if performed by Lessee, in accordance with the provisions and within the cure periods prescribed in the Management Agreement (except that Lender shall have such additional cure periods, not available to Lessee, as are set forth in subsection (a) hereof).

          (d) Except as specifically limited in the foregoing paragraphs, nothing herein shall preclude Manager from exercising any of its rights or remedies against Lessee or Owner with respect to any default by Lessee under the Management Agreement.

     14.  New Management Agreement(s).  Manager agrees:
          ---------------------------

          (a) that in the event that the Owner has any Property released from the lien of any Security Instrument, by defeasance or otherwise, in accordance with the terms of the Loan Documents, Manager shall enter into a new management agreement which will govern the management of only those properties remaining subject to the Lender's lien. Calculations required under any new management agreement shall exclude any income or other funds generated by any property that is not subject to management by the Manager under such newly executed management agreement.

          (b) that in the event that the Lender forecloses on all Properties pursuant to its rights and remedies under the Loan Documents, upon completion of the Foreclosure, Manager shall, if requested by Lender, Lender's nominee, or any Successor Owner, enter into a new management agreement with the Successor Owner, as applicable in accordance with the terms of Section 18.01 (A)(2) of the Management Agreement.

     15.  Assignment of Proceeds.  As further security for the Note, Owner
          ----------------------
has executed and delivered to Lender an assignment of leases and rents which is contained within the granting clause of the Deed of Trust, assigning to Lender, among other things, all of Owner's right, title and interest in and to all of the revenues of the Properties. Manager acknowledges disclosure of the aforesaid assignment

     16.  Rights of First Offer or Purchase Options.  While the Loan remains
          -----------------------------------------
unpaid and outstanding, Manager hereby agrees that its option to purchase or right of first refusal to negotiate or purchase pursuant to the Management Agreement (including, without limitation, the right of first refusal described in Section 18.01 of the Management Agreement), shall not be exercisable or enforceable and shall have no force or effect with respect to the acquisition by Lender, Lender's affiliate or any other holder of the Security Instrument(s) through Foreclosure of any Security Instrument. Additionally, the Foreclosure by Lender, Lender's affiliate or any other holder of the Security Instrument(s) of any Property does not constitute an offer to purchase that invokes the Manager's right of first refusal.

     17.  Insurance Requirements.  Notwithstanding anything to the contrary
          ----------------------
contained in the Management Agreement, Manager hereby acknowledges and agrees that during the term of the Loan, any insurance policies or coverage required to be maintained by Owner or Lessee for each Property shall be procured and maintained by Manager, on behalf of the Owner or Lessee, as applicable, in accordance with the terms of the Management Agreement. Manager agrees that it will provide Lender with all information with regard to the existence and substance of such insurance policies as is reasonably requested by the Lender.

     18.  Manager Acknowledgement and Consent to Loan Documents.  Manager
          -----------------------------------------------------
hereby acknowledges receipt of the Loan Documents and agrees that the sections of the Loan Documents referenced in subparagraphs (a) through (c) below pertaining to:

          (a) deposits into, disbursements from, and the operation and maintenance of, the Replacement Reserve, the Tax and Insurance Reserve and the Debt Service Reserve Account (specifically, Sections 6.1 through 6.5 and 6.8 through 6.11 and Exhibit B of the Loan Agreement);

          (b) the application of insurance proceeds and condemnation awards (specifically, Sections 8.1 through 8.3 of the Loan Agreement); and

          (c)  insurance requirements for each Property (specifically, Section
1.1 (the definition of "Insurance") and Sections 5.5 of the Loan Agreement) shall govern in the event that any one or more of the aforementioned sections of the Loan Documents are inconsistent with the terms of the Management Agreement.

     19.  Intentionally Omitted.
          ---------------------

     20.  Qualifying Debt.  Manager agrees that the Loan and the monthly
          ---------------
payments due to Lender pursuant to the terms of the Loan Agreement shall be deemed to constitute Qualifying Debt Service (as defined in the Management Agreement) and shall be first paid out of any Operating Profit (as defined in the Management Agreement) under the terms of the Management Agreement, provided that such agreement by Manager shall not be deemed to constitute a waiver of the requirements for Qualifying Debt Service for any subsequent financings of the Property(ies).

     21.  Further Assurances.  Manager further agrees to (i) execute such
          ------------------
affidavits and certificates as Lender shall reasonably require to further evidence the agreements contained herein, (ii) on request from Lender, furnish Lender with copies of such information as Lessee receives under the Management Agreement, and (iii) cooperate with Lender's representative in any inspection of all or any portion of any Property(ies). Manager hereby acknowledges that some, or all, permits, licenses and authorizations necessary for the use, operation and maintenance of the Properties (the "Permits") may be held by, or on behalf
                                        -------
of, the Manager. By executing this Agreement, Manager agrees that it is, or will be, holding or providing all such

Permits for the benefit of Lessee. Moreover, Manager hereby agrees that, in the event that Manager still manages the applicable Property, upon an Event of Default, it will continue to hold such Permits for the benefit of Lender. Manager agrees that upon termination of the Management Agreement, Manager shall (to the extent permitted by law) assign to Owner, Lessee or to the new manager all such Permits in accordance with Section 4.03(D) of the Management Agreement.

          22.  Manager Not Entitled to Gross Revenues. Manager acknowledges and
               --------------------------------------
agrees that it is collecting and processing the Gross Revenues (as defined in the Management Agreement) solely in its capacity as an independent contractor of Lessee, such Gross Revenues are the sole property of the Owner and Lessee, encumbered by the lien of the Security Instrument and other Loan Documents in favor of Lender and Manager has no right to, or title in, the Gross Revenues except as provided in the Management Agreement, or at law or equity. In any bankruptcy, insolvency or similar proceeding the Manager, or any trustee acting on behalf of the Manager, waives any claim to such Gross Revenues other than pursuant to the terms and conditions of the Management Agreement or at law or equity.

          23.  Governing Law. This Assignment shall be governed, construed,
               -------------
applied and enforced in accordance with the laws of the State of Maryland and the applicable laws of the United States of America.

          24.  Notices. All notices and other communications shall have been
               -------
duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set forth below, (c) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, (d) the third (3/rd/) Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, or (e) the day a communication sent by registered or certified mail, postage prepaid, is not accepted, in each case to the respective party at the address set forth below, or at such other address as such party may specify by written notice to the other party hereto. No notice of change of address shall be effective except upon actual receipt. This Section 24 shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any Person in any situation or for any reason. In addition to the foregoing, the Manager, Lender, Owner and Lessee may, from time to time, specify to the other party additional notice parties by providing to the other party written notice of the name, address, telephone number and telecopy number of any such additional notice party. Each such additional notice party shall be entitled to receive and/or give any notice required or permitted to be given under this
Agreement:

If to Lender:       Wells Fargo Bank Minnesota, N.A., as Trustee
                    c/o Bank of America, N.A.
                    Capital Markets Servicing Group
                    Mail Code: CA9-703-26-10
                    P.O. Box 3609
                    Los Angeles, California 90051
                    Attn: Servicing Manager
                    Telephone: (800) 574-0169
                    Facsimile No.: (213) 345-6587

With a copy to:     Cadwalader, Wickersham & Taft
                    227 West Trade Street, Suite 2400
                    Charlotte, North Carolina 28210
                    Attention: James P. Carroll, Esq.
                    Facsimile No.: (704) 348-5200

If to Owner:        Residence Inn III LLC
                    c/o Apple Hospitality Two, Inc.
                    10 South Third Street
                    Richmond, Virginia 23219
                    Attention: General Counsel
                    Facsimile No.: (___) ___-____

If to Lessee:       Apple Hospitality Management, Inc.
                    c/o Apple Hospitality Two, Inc.
                    10 South Third Street
                    Richmond, Virginia 23219
                    Attention: General Counsel
                    Facsimile No.: (___) ___-____

If to Manager:      Residence Inn by Marriott, Inc.
                    c/o Marriott International, Inc.
                    10400 Fernwood Road
                    Bethesda, Maryland 20817
                    Attention: Senior Vice President, Global
                    Asset Management (Dept. 51/911.95)

with a copy to:     Marriott International, Inc.
                    10400 Fernwood Road
                    Bethesda, Maryland 20817
                    Attention: Law Department, North American
                    Lodging Operations Attorney (Dept. 52/923.27)

          25.  No Oral Change. This Agreement, and any provisions hereof, may
               --------------
not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Owner, Lessee, Lender or Manager, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

          26.  Successors and Assigns. This Assignment shall be binding upon
               ----------------------
and inure to the benefit of Manager, Owner, Lessee, and Lender and their respective successors and assigns forever. Moreover, the term "Lender", for the purposes of this Agreement, shall be deemed to include any nominee or designee appointed by Lender in connection with any Foreclosure and any Successor Owner to whom Manager is required to attorn pursuant to Section 10 hereof.

          27.  Inapplicable Provisions. If any term, covenant or condition of
               -----------------------
this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

          28.  Headings, etc. The headings and captions of various paragraphs
               -------------
of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

          29.  Duplicate Originals, Counterparts. This Agreement may be
               ---------------------------------
executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

          30.  Number and Gender. Whenever the context may require, any
               -----------------
pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

          31.  No Transfer. Without the consent of Lender, Manager shall not,
               -----------
except as expressly permitted in the Management Agreement, sell, transfer, or assign any of Manager's interest in the Management Agreement.

          32.  The Loan. In no event shall this Agreement or any other
               --------
circumstances surrounding the Loan be construed to involve: (i) any representation by Manager that it endorses, approves, recommends or otherwise concurs in the Loan, (ii) any guarantee or assurance by Manager that Owner will necessarily be in a financial position to repay the Loan in accordance with its terms, (iii) any endorsement, approval, recommendation or concurrence in any financial projections submitted by Owner to Lender, or (iv) any endorsement by Manager, approval, or recommendation of Owner's or Lessee's character or reputation by Manager; it being understood as to all such matters that the decision of Lender to provide the Loan was made by Lender without intervention or support by Manager.

          33.  Miscellaneous. Wherever pursuant to this Agreement it is provided
               -------------
that Owner or Lessee shall pay any costs and expenses, such costs and expenses shall include, but not be limited to, legal fees and disbursements of Lender, whether retained firms, the reimbursement for the expenses of in-house staff or otherwise.

          34.  Subordination of Incentive Management Fee and Building Estimates.
               ----------------------------------------------------------------
Notwithstanding anything contained in this Agreement to the contrary and at all times and in all circumstances during the term of the Loan, the Manager hereby acknowledges and agrees that the payment to Manager of any Incentive Management Fees and Building Estimates (as defined in the Management Agreement) shall be subordinate to the payment to the Lender of the Qualifying Debt Service.

          35.  Prohibition on Loans. Notwithstanding any provision herein to
               --------------------
the contrary, for such time as the Loan is outstanding, Owner and Lessee shall be prohibited from receiving or obtaining any Marriott Loan or Additional Inn Investment Loan (as such terms are defined in the Management Agreement) or other loans of a similar nature.

          36.  Termination of Agreement. At such time as the Loan is paid in
               ------------------------
full and all of the Security Instruments are released or assigned of record, this Agreement and all of Lender's right, title and interest hereunder with respect to the Management Agreement shall terminate. Notwithstanding the foregoing, all provisions contained in this Agreement that pertain to the relationship of the Manager to the Lender or the Lender's nominee in the event that the Lender or its nominee have succeeded to the interests of the "Lessee" under the Management Agreement, the terms of this Agreement shall survive until such time as the Lender or its nominee is no longer the "Lessee" under the Management Agreement.

                     (SIGNATURE PAGE IMMEDIATELY FOLLOWS)

          IN WITNESS WHEREOF the undersigned have executed this Agreement and Consent as of the date and year first written above.

                                        OWNER:

                                        RESIDENCE INN III LLC,
                                        a Delaware limited liability company


                                        By: /s/ Glade M. Knight
                                           -------------------------------------
                                        Name: Glade M.  Knight
                                             -----------------------------------
                                        Title  President
                                              ----------------------------------

                                        LESSEE:

                                        APPLE HOSPITALITY MANAGEMENT INC., a
                                        Virginia corporation

                                        By: /s/ Glade M. Knight
                                           -------------------------------------
                                        Name: Glade M. Knight
                                             -----------------------------------
                                        Title  President
                                              ----------------------------------

                                        LENDER:

                                        WELLS FARGO BANK MINNESOTA, N.A., as
                                        Trustee for the Registered
                                        Certificateholders of Banc of America
                                        Commercial Mortgage Inc. Commercial
                                        Mortgage Pass-Through Certificates,
                                        Series 2000-2

                                        By:  ORIX Capital Markets, LLC, a
                                             Delaware limited liability company
                                             (f/k/a ORIX Real Estate Capital
                                             Markets, LLC, a Delaware limited
                                             liability company), as Master
                                             Servicer


                                             By: /s/ [illegible]
                                                --------------------------------
                                             Its: Portfolio Manager
                                                 -------------------------------


                                        MANAGER:

                                        RESIDENCE INN BY MARRIOTT, INC.,
                                        a Delaware corporation


                                        By:  /s/ Joel M. Eisenmann
                                             -----------------------------------
                                             Name: Joel M. Eisenmann
                                                  ------------------------------
                                             Title: Vice President
                                                   -----------------------------

                                   EXHIBIT A
                                   ---------

                             MANAGEMENT AGREEMENT


                                   [omitted]

                                      A-1